SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) AUGUST 7, 2003

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800 Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984- 9400

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K dated August 7, 2003 in connection with the acquisition of certain assets and the draws under the line of credit to pay for the acquisition of 1776 G Street, hereby amends the following items, as set forth in the pages attached hereto.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

1.	1776 G Street—Audited Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2002.

In acquiring 1776 G Street, WRIT evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures).

(b)	Pro Forma Financial Information

The following pro forma financial statements for a substantial majority of the assets acquired by WRIT in 2003 (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	WRIT Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003.

2.	WRIT Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2002 and the six months ended June 30, 2003.

(c)	Exhibits

23.	Consent of Independent Auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Laura M. Franklin

(Signature)
Laura M. Franklin Senior Vice President, Accounting, Administration and Corporate Secretary

October 17, 2003

(Date)

REPORT OF INDEPENDENT AUDITORS

The Trustees and Shareholders of

    Washington Real Estate Investment Trust

We have audited the accompanying statement of revenues over certain operating expenses of 1776 G Street, NW, Washington, D.C. (the “Property”), for the year ended December 31, 2002. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of 1776 G Street, NW, Washington, D.C., for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young, LLP

Houston, Texas

August 25, 2003

1776 G STREET, NW, WASHINGTON, D.C.

STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2002

AND THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

	2002	2003 (Unaudited)
Revenues:
Base rent	$7,160,155	$3,549,323
Parking revenues	644,715	318,204
Tenant reimbursements	368,156	285,777
Other revenues	14,220	6,650

Total revenues	8,187,246	4,159,954
Expenses:
Real estate taxes	998,822	603,741
Salaries and wages	470,030	225,917
Utilities	428,363	195,562
Building management services	349,365	172,562
Management fee	246,914	117,798
Cleaning	241,713	112,824
Repairs, maintenance and supplies	184,979	110,881
Insurance	39,931	22,258
Other expenses	22,464	9,951

Total expenses	2,982,581	1,571,494

Revenues over certain operating expenses	$5,204,665	$2,588,460

See accompanying notes.

The accompanying notes are an integral part of this historical summary.

1776 G STREET, NW, WASHINGTON, D.C.

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2002

AND SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

1. Description of Real Estate Property Acquired

On August 7, 2003, Washington Real Estate Investment Trust (“WRIT”) acquired 1776 G Street, NW, Washington, D.C., an eight-story office building containing approximately 260,000 square feet located in Washington, D.C., from NOP 1776 G Street, L.P. Total purchase price for the acquisition was $84.75 million. WRIT is a self-administered, self-managed, equity real estate investment trust investing in income producing properties in the greater Washington-Baltimore region.

2. Basis of Accounting

The accompanying statement of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest, and corporate expenses. Therefore, the statement will not be comparable to the statement of operations of NOP 1776 G Street, L.P., after its acquisition by WRIT.

3. Significant Accounting Policies

Rental Revenues

Gross rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of recognized gross rental income over amounts due pursuant to lease terms is recorded as straight-line rent receivable. The impact of the straight-line rent adjustment increased revenue by approximately $162,000 for the year ended December 31, 2002. There was no straight-line rent adjustment to revenue for the six-month period ended June 30, 2003.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

The office and retail space is leased to tenants under leases with terms that vary in length. Certain leases contain reimbursement clauses and renewal options. NOP 1776 G Street, L.P.’s interests in all lease agreements were assigned to WRIT upon its acquisition of the building.

1776 G STREET, NW, WASHINGTON, D.C.

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2002

AND SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

5. Future Minimum Rental Commitments

Future minimum gross rental commitments for the years ended December 31 are as follows:

2003	$7,137,490
2004	7,106,888
2005	5,620,825
2006	1,169,618
2007	1,166,638
Thereafter	1,302,897

$23,504,356

Two tenants contributed approximately 32% and 47%, respectively, of gross rental income for the year ended December 31, 2002.

6. Related Party Transactions

For the year ended December 31, 2002, fees charged by affiliates of the partners of NOP 1776 G Street, L.P. were $246,914 for management fees and $15,456 for accounting services which are included in building management services.

For the six-months ended June 30, 2003, fees charged by affiliates of the partners of NOP 1776 G Street, L.P. were $117,798 for management fees and $11,775 for accounting services which are included in building management services.

Salaries and wages include salaries paid to affiliates to fund the salaries of on-site personnel.

7. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the six months ended June 30, 2003 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The pro forma balance sheet as of June 30, 2003 presents consolidated financial information as if the acquisition had taken place on June 30, 2003. The pro forma statements of operations for the year ended December 31, 2002, and the six months ended June 30, 2003, present the pro forma results of operations as if the acquisition had taken place as of the beginning of the respective reporting periods.

WRIT purchased 1776 G Street on August 7, 2003.

The unaudited consolidated pro forma financial information is not necessarily indicative of what WRIT’s actual results of operations or financial position would have been had this transaction been consummated on the dates indicated, nor does it purport to represent WRIT’s results of operations or financial position for any future period. The results of operations for the periods ended December 31, 2002 and June 30, 2003 are not necessarily indicative of the operating results for these periods.

The unaudited consolidated pro forma financial information should be read in conjunction with WRIT’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 19, 2003, announcing the acquisition of 1776 G Street; the consolidated financial statements and notes thereto included in WRIT’s Annual Report on Form 10-K for the year ended December 31, 2002; WRIT’s Quarterly Report on Form 10-Q for the six months ended June 30, 2003; and the Statement of Revenues Over Certain Operating Expenses and Notes included elsewhere in this Form 8-K/A. In management’s opinion, all adjustments necessary to reflect this transaction have been made.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2003

(In thousands)

	REGISTRANT	PRO FORMA ADJ'S		PRO FORMA

Assets
Real estate at cost	$875,629	$86,932	(1)	$962,561
Accumulated depreciation	(161,264)			(161,264)

Total Investment in Real Estate	714,365	86,932		801,297
Cash and cash equivalents, receivables, net of Allowance for doubtful accounts	36,636	(5,295)	(3)	31,341
Prepaid expenses and Other assets	18,857	204	(3)	18,061
		(1,000)	(3)

Total Assets	$769,858	$80,841		$850,699

Liabilities
Senior notes payable	$325,000			$325,000
Mortgage notes payable	93,201			93,201
Line of credit payable		$79,000	(2)	79,000
Accounts payable and other liabilities	16,400	498	(3)	17,734
		836	(1)
Advance Rents	5,071	501	(3)	5,572
Tenant security deposits	6,282	6	(3)	6,288

	445,954	80,841		526,795
Minority Interest	1,581			1,581
Shareholders' Equity
Shares of beneficial interest, $0.01 par value	393			393
Additional paid in capital	330,808			330,808
Retained earnings (deficit)	(8,498)			(8,498)
Deferred compensation on restricted shares	(380)			(380)

Total Shareholders' Equity	322,323	—		322,323

Total Liabilities & Shareholders' Equity	$769,858	$80,841		$850,699

See accompanying notes.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2003

(In thousands)

NOTES TO PRO FORMA BALANCE SHEET

(1) WRIT accounted for the acquisition using the purchase method of accounting in accordance with SFAS 141, "Business Combinations." WRIT allocates the purchase price to the acquired tangible assets, consisting of land, building and tenant improvements, and, if material, identified intangible assets and liabilities consisting of the value of above/below market leases and at market leases in place based on their fair values.

Real estate
Purchase price	$84,750
Acquisition costs	1,346

Total acquisition cost	$86,096

Amount allocated to building	$51,933
Amount allocated to land	31,500
Amount allocated to tenant origination costs	3,499

Real estate at cost	86,932
Amount allocated to net lease intangible	(836)

$86,096

(2) On August 7, 2003, WRIT executed a $60.0 million unsecured term note. Borrowings under this facility bear interest at LIBOR plus a spread based on WRIT's credit rating on its publicly issued debt. The proceeds of this borrowing were utilized as partial payment for the acquisition. The remainder was paid with $5.7 million of excess proceeds from the March 17, 2003 $60.0 million unsecured note offering and the balance of $19.0 million from an advance under its lines of credit.

(3) Adjustments to Pro Forma Condensed Consolidated Balance Sheet represent cash paid and security deposits collected at closing, and the assumption of certain prepaid expenses and liabilities, including real estate and personal property taxes and tenant rents.

Acquisition of Property
Total acquisition cost	$86,096
Prepaid expenses and other assets, net	204
Cash deposits held in escrow	(1,000)
Line of credit payable	(79,000)
Advance rents	(501)
Accrued expenses	(498)
Deposit liabilities	(6)

Net cash and cash equivalents	$5,295

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands, except per share amounts)

	REGISTRANT	1776 G STREET	PRO FORMA ADJ’S		PRO FORMA

Revenue
Real estate rental revenue	$152,929	$8,187	$228	(1)	$161,344
Other income	680	—	—		680

	153,609	8,187	228		162,024
Expenses
Real estate expenses	43,905	2,983	(17)	(2)	46,871
Interest expense	27,849	—	1,990	(3)	29,839
Depreciation and amortization	29,200	—	2,964	(4)	32,164
General and administrative	4,575	—	—		4,575

	105,529	2,983	4,937		113,449
Income from continuing operations	$48,080	$5,204	$(4,709)		$48,575

Shares - basic	39,061				39,061
Shares - diluted	39,281				39,281
Income from continuing operations per share - basic	$1.23				$1.24

Income from continuing operations per share - diluted	$1.22				$1.24

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1) Represents amortization of the net intangible lease liability based on the average remaining life of the acquired leases.

(2) To adjust Property Management Fees to reflect rate schedule paid by Registrant.

(3) Represents interest expense on the line of credit draws, totaling $79.0 million, used to fund a portion of the acquisition. These draws bear interest at the 1-month LIBOR plus a spread based on WRIT's credit rating on its publicly issued debt, resulting in an effective interest rate of 2.52%.

(4) Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs over the average remaining life of the acquired leases.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(In thousands, except per share amounts)

	REGISTRANT	1776 G STREET	PRO FORMA ADJ'S		PRO FORMA

Revenue
Real estate rental revenue	$78,442	$4,160	$99	(1)	$82,701
Other income	240	—	—		240

	78,682	4,160	99		82,941
Expenses
Real estate expenses	22,838	1,571	(2)	(2)	24,407
Interest expense	14,628	—	780	(3)	15,408
Depreciation and amortization	16,318	—	1,467	(4)	17,785
General and administrative	2,396	—	—		2,396

	56,180	1,571	2,245		59,996
Income from continuing operations	$22,502	$2,589	$(2,146)		$22,945

Shares - basic	39,207				39,207
Shares - diluted	39,387				39,387
Income from continuing operations per share - basic	$0.57				$0.59

Income from continuing operations per share - diluted	$0.57				$0.58

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1) Represents amortization of the net intangible lease liability based on the average remaining life of the acquired leases.

(2) To adjust Property Management Fees to reflect rate schedule paid by Registrant.

(3) Represents interest expense on the line of credit draws, totaling $79.0 million, used to fund a portion of the acquisition. These draws bear interest at the 1-month LIBOR plus a spread based on WRIT's credit rating on its publicly issued debt, resulting in an effective interest rate of 1.97%.

(4) Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs over the average remaining life of the acquired leases.